Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Global Innovative Platforms, Inc. (the “Company”) on Form 10-K for the period ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Brown, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 30, 2024	/s/ Andrew Brown
Andrew Brown
Chief Executive Officer and Chief Financial Officer (Principal Executive and Financial Officer)